UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2023

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana Street, Suite 3900, Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02          Unregistered Sales of Equity Securities.

As previously announced, on June 13, 2023, NextDecade Corporation, a Delaware corporation (the “Company”), entered into a common stock purchase agreement (the “Stock Purchase Agreement”) with Global LNG North America Corp., a Delaware corporation (the “Purchaser”) and an affiliate of TotalEnergies SE, pursuant to which the Company agreed to sell, and Purchaser agreed to purchase, in three separate tranches, shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in an amount such that, following the closing of the third tranche, the Purchaser will own 17.5% of the outstanding Common Stock of the Company. On September 8, 2023, the Company issued the third tranche of Common Stock to the Purchaser, consisting of 14,802,055 shares of Common Stock for an aggregate purchase price of $69,399,261.77 (the “Tranche 3 Closing”).

The Tranche 3 Closing was conditioned upon, among other items, the receipt of the approval of the Company’s stockholders (“Stockholder Approval”) at a special meeting of the Company’s stockholders (the “Special Meeting”) as is necessary under the rules and regulations of NASDAQ (including, without limitation, NASDAQ Rule 5636(d)). On September 7, 2023, the Company received the Stockholder Approval.

The Common Stock issued to Purchaser in the Tranche 3 Closing has been issued pursuant to an exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), because the issuance of such Common Stock does not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, and other applicable requirements will be met.

Item 5.07          Submission of Matters to a Vote of Security Holders

On September 7, 2023, the Company held the Special Meeting. The matters voted upon by the stockholders and the results of their voting at the Special Meeting were as follows:

Proposal 1: A vote to approve the issuance of up to 14,830,994 shares of the Common Stock to the Purchaser for aggregate consideration of $69,399,261.77 million.

For	Against	Abstain	Broker Non-Votes
155,795,927	475,504	5,341	0

Proposal 2: A vote to adjourn the Special Meeting by the chairman thereof to a later date, if necessary, for the purpose of soliciting additional proxies in favor of Proposal 1 in the event the Company did not receive the requisite stockholder votes to approve the Proposal 1. As Proposal 1 was approved, no adjournment was required.

For	Against	Abstain	Broker Non-Votes
155,090,070	1,111,608	72,094	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2023

NEXTDECADE CORPORATION

By:	/s/ Vera de Gyarfas
Name: Vera de Gyarfas
Title: General Counsel